UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2004

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Item 2.02 Results of Operations and Financial Condition.

     The Company has issued a press release for the three months ending August 31, 2004. The press release includes information regarding results of operations and financial condition for the quarter.

Item 7.01 Regulation FD Disclosure.

     The Company has issued a press release announcing a future increase to its quarterly cash dividend and has elected to file the press release as an exhibit to this form 8-K.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Item	Exhibit
99.1	Press Release dated September 28, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
Date: September 28, 2004	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief
Operating Officer, Chief Financial Officer, Treasurer and Director

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INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release, dated September 28, 2004